Exhibit 99.1

JP Morgan Healthcare Conference January 12, 2011

Forward-Looking Statements/Non-GAAP Financial Measures This presentation contains "forward-looking" statements within the meaning of the federal securities. We warn you that forward-looking statements are only predictions and estimates, which are inherently subject to risks, trends and uncertainties, many of which are beyond our ability to control or predict with accuracy and some of which we might not even anticipate. These risks and uncertainties include: the timing to consummate the proposed transaction with CVS Caremark; negative effects from the pendency of the transaction; the risk that a condition to closing of the proposed transaction may not be satisfied; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the ability of Universal American to timely receive the required approval of its shareholders; the risk that the contemplated transaction does not occur for any other reason; the possibility that costs or difficulties related to the separation of the Medicare Prescription Drug Business will be greater than expected; the risks to “NewCo,” the newly formed public company that will be distributed to the Company’s shareholders as part of the CVS Caremark transaction, on its ability to effectively operate its businesses independently of the Medicare Prescription Drug Business, including its ability to access sufficient sources of capital to fund its operations; the risks to NewCo's ability to retain and hire key personnel; the diversion of management time on transaction-related issues and other risks described in the risk factor section of our SEC reports. We give no assurance that we will achieve our expectations and we do not assume responsibility for the accuracy and completeness of the forward-looking statements. All forward-looking statements included in this presentation are based upon information available to Universal American as of the date of the presentation, and we assume no obligation to update or revise any such forward-looking statements. The discussion in this presentation of Universal American’s financial performance includes financial measures that are not derived from generally accepted accounting principles, or GAAP. Information regarding these non-GAAP financial measures is available in our quarterly earnings press releases in the Investor Relations section of Universal American’s website at www.universalamerican.com.

In connection with the proposed transaction with CVS Caremark, NewCo will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Universal American that also constitutes a prospectus of NewCo. Universal American will mail the proxy statement/prospectus to its shareholders. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF UNIVERSAL AMERICAN ARE URGED TO READ THE PROXY STATEMENT CAREFULLY BECAUSE THE PROXY STATEMENT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding the transaction, free of charge, at the SEC’s website (sec.gov). You will also be able to obtain these documents, free of charge, when filed, from Universal American’s website, www.UniversalAmerican.com, under the tab “Investors” and then under the tab “SEC Filings.” Universal American and its directors, executive officers and certain other members of management and employees may be soliciting proxies from Universal American shareholders in favor of the merger and the separation. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Universal American shareholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about Universal American’s executive officers and directors in its definitive proxy statement filed with the SEC on April 30, 2010.

Senior Market: It’s only just beginning Fastest growing demographic segment. Baby boomers started to reach 65 in 2010. Source: CMS website and 2009 Board of Trustees Report. 40 45 50 55 60 65 $300 $500 $700 $900 $1,100 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 Population Spending Spending ($ billions) Population (millions) Fastest growing demographic segment. Baby boomers started to reach 65 in 2010. Source: CMS website and 2009 Board of Trustees Report.

Universal American Evolution Part D Rollout Acquired Member- Health PFFS Expansion Key Developments PPO Rollout MIPPA Legislation Changed Regulatory and Political Environment Passage of Healthcare Reform Notes: (1) Other reflects Senior Administrative Services, Corporate, and eliminations (2) Total Revenue excludes Realized Gains/(Losses) Sold L&A to GWA Paid $2.00 Special Dividend Acquired Heritage 2004 2005 2006 2007 2008 2009 2010 2011 ($ in millions) Actual Actual Actual Actual Actual Actual Guidance Guidance Revenues Medicare Advantage $94 13% $241 0% $451 33% $1,943 62% $2,421 51% $2,643 53% $3,150 56% Medicare Part D - 0% 0 0% 294 22% 643 21% 1,896 40% 1,984 40% 2,188 39% Traditional Insurance 620 85% 669 96% 577 43% 515 16% 456 10% 346 7% 305 6% Other (1) 12 2% 20 4% 25 2% 30 1% 18 0% 16 0% 7 0% Total Revenues (2) $726 100% $932 100% $1,349 100% $3,130 100% $4,790 100% $4,989 100% $5,649 100%

2010 Highlights Medicare Advantage Net membership growth of 39K, or 20% Successful network filings for Network PFFS/PPO Strong financial performance BUT... CMS sanctions Part D Net membership growth of 200K, or 11.9% Improved financial/operating performance Announced sale to CVS Traditional New Med Supp plans filed in 42 states, 30 with fresh start pricing Rate increases filed and approved Improved operating expenses run-rate Balance Sheet/Capital Management Paid $2.00 special cash dividend Significant investment portfolio rebalancing

Medicare Part D Highlights Revenues Membership * ** Reflects midpoint of guidance 2nd largest Part D Plan and LIS Part D Plan by membership 1.9 mm Part D members as of Dec. 2010 1.5 mm LIS members as of Dec. 2010 Plan Consolidation for 2011 From 5 to 2 = only CCRx Basic & CCRx Choice (Enhanced) 2011 Bid Results Below benchmark in 26 regions De minimis in 3 regions Loss of 1 existing region (NV = 5k members) No AEP one-time auto-assigned duals on January 1, 2011; monthlies restarted Lipitor/Crestor in Tier 1 formulary *2008 Pro Forma membership reflects dissolution of CVS Partnership

Part D Market Position Company Membership (000’s) 1 United Health Group 4,544 2 Universal American 1,914 3 Humana 1,679 4 Coventry 1,636 5 CVS Caremark 1,206 6 WellPoint 769 7 WellCare 768 8 Medco 751 9 Aetna 611 10 CIGNA 562 Membership as of December CMS Report

CVS Caremark Transaction Highlights Strategic Considerations Attractive valuation; all cash proceeds Focus on overcoming near-term regulatory challenges and rebuilding momentum in the Medicare Advantage business Tax Implications Cash and FMV of the NewCo stock at closing will be taxable proceeds to shareholders Closing expected by the end of 2Q ‘11 HSR review State Insurance Department approvals Shareholder approval Transaction Structure * On December 31, 2010, Universal American and CVS Caremark announced a definitive agreement under which CVS will acquire the Part D business of Universal American. CVS Caremark will acquire all of the stock of Universal American and concurrently distribute to Universal American shareholders 100% of the shares of a newly formed public company (“NewCo”), which will own all other operations of Universal American, including its Medicare Advantage and Traditional Insurance businesses. CVS Caremark will pay Universal American shareholders $1.25 billion plus the excess capital in the Part D entities as of 12/31/10, estimated at $150 million, less Universal American’s outstanding debt and trust preferred securities, estimated at $340 million. After transaction expenses, Universal American shareholders are expected to receive approximately $12.80-13.00 per share in cash, plus one share of NewCo.

NewCo Medicare Advantage: Healthy Collaboration HMO PPO NPFFS Rural PFFS Traditional Insurance Medicare Supplement, etc All Statutory Entities, except Pennsylvania Life Approx. $640 mm of cash and Statutory capital as of 12/31/2010 Capacity for debt, if desired Same management team Challenge: resize G&A expenses by closing date

Medicare Advantage 2010 Highlights Revenue Membership *Reflects 2010 Guidance. Membership excludes commercial 2011 Marketing Suspension Healthy CollaborationSM model Investment in Medical Management Network Coverage 55 markets Focus on Network PFFS Rural Strategy Focus on Star rating: Average of 3 out of 5 stars 241,000 240,000 290,000

On November 19th 2010, CMS notified the Company of the imposition of intermediate sanctions Effective December 5th 2010, marketing and enrollment of new members was suspended in Medicare Advantage plans The suspension relates primarily to agent oversight and market conduct issues Impact on current membership Current Medicare Advantage members – No impact Part D members – No impact Lapsation Working diligently with CMS No timeframe for lifting the sanction CMS Sanctions

2011 MA Membership Membership (000's) Jan 2011 HMO 64 PPO 25 Rural PFFS 36 Non-Rural PFFS 57 Total PFFS 93 Total Medicare Advantage 182

MA Reimbursement After 2011 – Estimated UAM Membership Distribution Based on estimated January membership. Target Benchmark / FFS Cost Ratio Transition Period 95.0% 100.0% 107.5% 115.0% Total 2 year 1% 2% 4% 10% 17% 4 year 3% 5% 6% 15% 29% 6 year 34% 3% 5% 12% 54% Total 38% 10% 15% 37% 100% HMO 95% 4% 1% 0% 100% PPO 12% 12% 17% 58% 100% PFS-Non Rural 7% 9% 19% 65% 100% PFS-Rural 17% 18% 27% 38% 100% Total MA 38% 10% 15% 37% 100%